STACKS
Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION > PURCHASER > IDENTITY > PURCHASE AMOUNT > SUBMIT STACKS ADDRESS > STATUS

Stacks Token Sale Timeline

✔ **General Pre-registration Period Starts**

May 31: General public can begin identity and accreditation checks, and request allocations. No funds sent at this time.

Purchase Period Starts

TBD: Purchasers (both voucher holders and non-voucher holders) who have passed identity and any necessary accreditation checks can review and agree to all agreements and send funds.

Purchase Period Ends

TBD: 60 days following the start of the purchase period or until the general offering has been fully subscribed and the voucher offering is either fully subscribed or we have determined, in our discretion, that no additional purchasers are expected to subscribe to the voucher offering.

Purchaser Requirements

Participants in the Stacks Token Sale must meet compliance requirements to verify their identity. Here's is what you'll need:

U.S. RESIDENTS	NON-U.S. RESIDENTS
✔ A U.S. social security number.	✖ Residents of Canada, Japan, and OFAC nations are not eligible to participate.
	✔ A legible scan of the first page of your passport or other government-issued photo ID.

Get started

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This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS
Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION > PURCHASER > IDENTITY > PURCHASE AMOUNT > SUBMIT STACKS ADDRESS > STATUS

Who will be purchasing?

TYPE OF ENTITY

- (●) A person
- ( ) A company
- ( ) A trust

LEGAL NAME OF ENTITY

First name | Middle name | Last name

Save & Continue

Stacks
- Current Holders
- Wallet
- Explorer
- White Papers
- Terms of Use
- Privacy Policy

Ecosystem
- Blockstack
- App Mining
- Signature Fund
- Telegram (English)
- Telegram (中文群)

Help
- Documentation
- Frequently Asked Questions
- Check Allocation
- Forum
- Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STACKS
Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION › IDENTITY › PURCHASE AMOUNT › SUBMIT STACKS ADDRESS › STATUS

About Test Person One

This information is required to comply with International and US laws and financial regulations

YOUR LEGAL NAME

Test | Person | One

DATE OF BIRTH

Month | Day | Year

SOCIAL SECURITY NUMBER

I don't have a US social security number

To verify your identity

PHONE NUMBER

(201) 555-0123

ADDRESS

Enter a location

Save & Continue

PARTICIPATING AS

Test Person One · Change

Cancel pre-registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks
Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem
Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help
Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS
Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION › ✔ IDENTITY › PURCHASE AMOUNT › SUBMIT STACKS ADDRESS › STATUS

Purchase amount

DESIRED PURCHASE AMOUNT (USD)

$100–$50,000,000. You must purchase at least $100 to participate.
You are not obligated to purchase the amount indicated here.

$

Purchase limit

If your final purchase amount is more than 10% of the greater of your annual income or net worth, you'll need to be an accredited investor.

Submit purchase amount

PURCHASING AS Test Person One · Change

General Offering: $0.30 per token

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks
Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem
Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help
Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX **STACKS**

Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION > ✔ IDENTITY > ✔ PURCHASE AMOUNT > SUBMIT STACKS ADDRESS > STATUS

Submit your stacks address

To receive the tokens you purchased, you must provide a Stacks address. You can create a stacks address with the Stacks Wallet software and view your token transactions directly in the wallet. If you have a Stacks address from a previous sale you can use this existing address.

To create a new Stacks address:

1. Download the "Stacks Wallet" software
2. Follow the procedure in the documentation to create a wallet
3. Use the receive button in your new wallet to display a STX receive address.


Receive Stacks (STX)
Stacks address

4. Copy the **Stacks address** from the wallet into the **WALLET ADDRESS** field:

WALLET ADDRESS

SM7KJBA4UZ7Z20KD2HBXNSXVPCR1D7CRAV605MKT

Submit stacks address

PARTICIPATING AS

Test Person One · Change

Cancel pre-registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks
Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem
Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help
Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STX STACKS
Blockstack Network Token Sale

Test Person ▾

Stacks Token Sale - Pre-registration pending

NEXT STEPS

Your pre-registration will not be complete until your identity is verified and your Stacks Wallet address is provided. You will receive a confirmation email once your identity is verified and your pre-registration is complete.

Please note that, even after your pre-registration is complete, you have not purchased any Stacks Tokens, and are not obligated to purchase the amount of Stacks Tokens that you indicated during your pre-registration, or any Stacks Tokens at all.

Once the SEC qualifies the token sale, we will notify you about next steps for purchasing tokens, which will include reviewing the publicly filed offering statement and the preliminary offering circular that is part of that offering statement at stackstoken.com. In the meantime, please stay tuned for updates at stackstoken.com.

If you have a voucher for Stacks Tokens but did not register it by the May 29, 2019 deadline, you may register it and be placed on the waitlist here.

PRE-REGISTRATION DETAILS

APPLIED ON	Jun 10, 2019
APPLIED AS	Test Person One
FUNDING METHOD	USD
DESIRED INVESTMENT	$100

Edit desired purchase amount »

Cancel pre-registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

TIMELINE

- ✓ MAY 31, 2019
  Pre-registration period starts
- Identity verification — Pending
  Takes 1-3 days
- TBD:
  Purchase period starts

Stacks
Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem
Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help
Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.

STACKS
Blockstack Network Token Sale

Test Person ▾

PRE-REGISTRATION > ✔ IDENTITY > ✔ PURCHASE AMOUNT > SUBMIT STACKS ADDRESS > STATUS

Upload your Blockstack Token Voucher

If you have a voucher that you did not register by the May 29 deadline, you may upload your voucher here to be put on the voucher waitlist and considered on a first-come, first-serve basis for the opportunity to purchase up to 25,000 Stacks Tokens at a price of $0.12 per token if there is any remaining supply in the voucher program.

Being on the voucher waitlist does not guarantee that you will be able to redeem your voucher. If you are on the voucher waitlist but there is no supply remaining in the voucher program, you may still participate in the general sale at $0.30 per token. If you do not have a Stacks Token voucher you can still proceed with the general pre-registration here:

Next Step

You must upload the voucher PDF you received in the email titled "`IMPORTANT! Save this email. Your Blockstack Token Voucher Attached`" in order to be able to participate in the voucher waitlist. Purchasers in the voucher program are able to purchase up to 25,000 Stacks Tokens at a price of $0.12 per token.

VOUCHER NUMBER

12345

VOUCHER PDF

Drag & drop your voucher here or click to browse

Upload voucher

PARTICIPATING AS

Test Person One · Change

Cancel pre-registration »

SALE DOCUMENTS

Preliminary Offering Circular

Exhibits to Preliminary Offering Circular

Stacks
Current Holders
Wallet
Explorer
White Papers
Terms of Use
Privacy Policy

Ecosystem
Blockstack
App Mining
Signature Fund
Telegram (English)
Telegram (中文群)

Help
Documentation
Frequently Asked Questions
Check Allocation
Forum
Contact Us

This communication may be deemed "testing the waters" material under Regulation A under the Securities Act of 1933. We are not under any obligation to complete an offering under Regulation A. We may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. We will only be able to make sales after the Securities and Exchange Commission (SEC) has "qualified" the offering statement that we have filed with the SEC. The information in that offering statement will be more complete than the information we are providing now, and could differ in important ways. You must read the documents filed with the SEC before investing.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification.

An indication of interest involves no obligation or commitment of any kind.

Any person interested in investing in any offering of Stacks Tokens should review our disclosures and the publicly filed offering statement relating to that offering, a copy of which is available on this website. You may obtain a copy of the preliminary offering circular that is part of that offering statement here.

Blockstack is not registered, licensed or supervised as a broker dealer or investment adviser by the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA) or any other financial regulatory authority or licensed to provide any financial advice or services.